ADDENDUM TO MASTER SERVICES AGREEMENT
                               DATED APRIL 1, 2004

      The undersigned acknowledges and agrees to the following changes to the Master Services Agreement, dated April 1, 2004, between Optionable, Inc. ("OPEX") and Capital Energy Services ("CES"), to which this addendum is attached (the "Agreement");

      WHEREAS, the Deferred Payment, specified in Section 2(e) of the Agreement (the "Deferred Payment"), has been assigned by CES to Kevin P. Cassidy ("Cassidy"), as to 50%, and Edward J. O'Connor ("O'Connor"), as to 50%;

      WHEREAS, Cassidy, O'Connor and Mark Nordlicht requested a negotiation of the Loan Agreement and Promissory Note to Mark Nordlicht, both dated March 22, 2004 (the "Nordlicht Loan") and the Deferred Payment to CES;

      WHEREAS, OPEX created a Finance Committee which negotiated the Loans to Mark Nordlicht and the Deferred Payment to CES;

         NOW, THEREFORE, the parties hereby agree as follows:

1. The terms of Section 2(e) of the Agreement will be replaced with the following:

      e. Deferred Payment. In additional consideration for the forfeit of all future gross receipts of the Floor Brokerage Business, OPEX will make additional payments of $762,500 to Kevin P. Cassidy (the "Cassidy Payment") and $762,500 to Edward J. O'Connor (the "O'Connor Payment") on the first to occur of:

            i. The 10 year anniversary of this agreement; OPEX will pay (1) O'Connor $762,500 and (2) Cassidy $762,500, each in lawful money of the United States and in immediately available funds, without deduction, set-off, withholding or counterclaim.

            ii. Following a first financing through the sale of the Borrower's stock in a Private Placement Memorandum, OPEX secures additional financing of at least one million ($1,000,000) dollars (the "Capital Raise"), then;

                  1. Within 30 days, OPEX will (i) pay Cassidy, in cash, an amount equal to at least 12.5% of the amount of the Capital Raise, provided however, that such payment will not exceed the lesser of (a) $381,250or (b) the outstanding balance of the Cassidy Payment and (ii) pay O'Connor, in cash, an amount equal to at least 12.5% of the amount of the Capital Raise, provided however, that such payment will not exceed the lesser of (a) $381,250 or (b) the outstanding balance of the O'Connor Payment; and

                  2. OPEX will issue to each Cassidy and O'Connor, a promissory note, the form of which is attached hereto as Exhibit D, for an amount equal to X minus Y, where, for Cassidy, X is the amount outstanding of the Cassidy Payment at the time of the Capital Raise and Y is the amount paid in section 2(e)(ii)(1)(i) and for O'Connor X is the amount outstanding of the O'Connor Payment at the time of the Capital Raise and Y is the amount paid in section 2(e)(ii)(1)(ii) (the "Promissory Notes"). The Promissory Notes will accrue interest at a rate of 4.68% annually. The outstanding principal amount and accrued interest amount of the Promissory Notes shall be due and payable on the 10 year anniversary of this agreement. All payments by OPEX under this Agreement or the Promissory Note shall be made in lawful money of the United States and in immediately available funds, without deduction, set-off, withholding or counterclaim.

            iii. Effective April 1, 2005, OPEX may repay, on a quarterly basis, an amount equal to, in the case of Cassidy, no more than 25% of the Repayment Allocation ,and in the case of O'Connor, no more than 25% of the Repayment Allocation (the "Quarterly Repayment").

                  1. The Repayment Allocation is defined as follows; An amount, established at the discretion of the Finance Committee of OPEX, equal to no more than 25% of OPEX's cash flows from operating activities adjusted for purchases of property and equipment, on a quarterly basis. In establishing this amount, the Finance Committee will also consider other financial metrics, such as significant anticipated expenditures.

                  2. The Quarterly Repayment will be determined within 45 days following the end of the quarter and OPEX will inform both Cassidy and O'Connor of the Quarterly Repayment amount within three business days of establishing this amount.

                  3. However, Cassidy and O'Connor may individually, upon written notice to the company, agree to request an increase or decrease in their Quarterly Repayment, so long as;

                        a. In the case of Cassidy; (i) such increase or decrease is equal to the amount subtracted from (in the case of an increase) or added to (in the case of a decrease) the balance of the Repayment Allocation being used to make payments towards the Nordlicht Loan and O'Connor Payment and (ii) is requested in writing and agreed to unanimously by Cassidy, O'Connor and Mark Nordlicht. Such notice must be given within five business days after receiving notice of the Quarterly Repayment amount.

                        b. In the case of O'Connor; (i) such increase or decrease is equal to the amount subtracted from (in the case of an increase) or added to (in the case of a decrease) the balance of the Repayment Allocation being used to make payments towards the Cassidy Payment and Nordlicht Loan and (ii) is requested in writing and agreed to unanimously by O'Connor, Mark Nordlicht and Cassidy. Such notice must be given within five business days after receiving notice of the Quarterly Repayment amount.

                  4. The Quarterly Repayment will be made (i) within five business days following the notice to Lender of the Quarterly Repayment amount or (ii) within five business days after receiving the unanimous notice from Mark Nordlicht, O'Connor and Cassidy of an increase or decrease in the Quarterly Repayment.

                  5. All amounts paid in the Quarterly Repayments shall be applied, on a pro rata basis to the outstanding balance of the Deferred Payment, first to interest, if any, and then to unpaid principal.

2. All amounts paid to Cassidy shall be applied, on a pro rata basis to the outstanding balance of the Cassidy Payment, first to interest, if any, and then to unpaid principal, and all amounts paid to O'Connor shall be applied, on a pro rata basis to the outstanding balance of the O'Connor Payment, first to interest, if any, and then to unpaid principal.

3. On April 13, 2005, OPEX agrees to make a one time payment of $219,637.90 towards repayment of the Nordlicht Loan, the Cassidy Payment and the O'Connor Payment. Nordlicht, O'Connor and Cassidy have unanimously agreed to apportion the payment as follows: $69,637.90 towards the Nordlicht Loan, $150,000 towards the Cassidy Payment and $0 towards the O'Connor Payment.

4. As stated in the Addendum dated October 7, 2004: in Section 2(e)(ii) of the Agreement, the phrase "Capital Raise" shall mean additional financing following a first financing though the sale of OPEX's stock in a Private Placement Memorandum, pursuant to which OPEX secures at least one million dollars ("$1,000,000") determined as the sum of (i) the total proceeds of all equity financings plus (ii) the outstanding balance from time to time of all indebtedness for borrowed money of OPEX incurred after the first financing.

5. The form of Promissory Note attached to the Agreement as Exhibit D, will be changed to the form of Promissory Note attached to this agreement as Exhibit I.

      IN WITNESS WHEREOF, OPEX, CES, Cassidy and O'Connor have caused this Agreement to be duly executed and delivered as of April 12, 2005.

                                         OPTIONABLE, INC.


                                         By:
                                             -----------------------------------

                                         Name: Albert Helmig
                                               ---------------------------------

                                         Title: Director
                                               ---------------------------------


                                         CAPITAL ENERGY SERVICES, LLC



                                         By:
                                             -----------------------------------

                                         Name:
                                               ---------------------------------

                                         Title:
                                                --------------------------------


                                         ---------------------------------------
                                         Kevin P. Cassidy




                                         ---------------------------------------
                                         Edward J. O'Connor

                ASSIGNMENT OF DEFERRED PURCHASE PAYMENT AND NOTE

      THE UNDERSIGNED agree as follows, that as of this 8TH day of APRIL, 2005, for valuable consideration OF TEN DOLLARS ($10.00) , the receipt of which is hereby acknowledged, CAPITAL ENERGY SERVICES LLC (hereinafter referred to as the "Assignor"), does hereby grant, bargain, sell, assign, convey, transfer, and set over unto KEVIN P. CASSIDY, AS TO FIFTY PERCENT (50%) AND EDWARD J. O'CONNOR, AS TO FIFTY PERCENT (50%) (hereinafter referred to as the "Assignees"), all of its right, title, and interest in and to that certain DEFFERED PURCHASE PAYMENT and PROMISSORY NOTE referenced in Section 2(e) of the MASTER SERVICES AGREEMENT, dated APRIL 1ST, 2004, and attached hereto as EXHIBIT A.

      IN WITNESS WHEREOF, the Assignor has executed this Assignment as of the day and year first above stated.

SIGNED:

Assignor:                                             Assignees:
--------                                              ---------

CAPITAL ENERGY SERVICES LLC

                                                      --------------------------
--------------------------------------------          KEVIN P. CASSIDY

Name:
      --------------------------------------
                                                      --------------------------
Title:                                                EDWARD J. O'CONNOR
      --------------------------------------

                                     FORM OF
                                 PROMISSORY NOTE


$[amount]
                                                                          [date]
                                                      Briarcliff Manor, New York

         FOR VALUE RECEIVED, OPTIONABLE, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of [Edward J. O'Connor][Kevin
P. Cassidy] (the "Lender") at the office of the Lender located at _____________________________________, or at such other places as the holder hereof may from time to time designate in writing, the principal sum of __________________ Dollars ($_____________), together with interest, compounded annually, at a fixed rate of 4.68%. This Note shall be due and payable, together with accrued but unpaid interest hereon, on April 1, 2014 or as otherwise agreed to in writing by the Borrower and Lender. Notwithstanding the foregoing, effective April 1, 2005, both the interest and principal of this note may be paid, on a quarterly basis, at the discretion of the Finance Committee of the Borrower, through Quarterly Repayments, as specified in the Master Services Agreement dated as of April 1, 2004 and all Addendums thereof (the "Agreement") (the "Agreement") between the Borrower and the Lender.

      This Note has been executed and delivered pursuant to the Agreement between the Borrower and the Lender. Reference is made to the Agreement for a description of additional rights of the Lender and duties of the Borrower hereunder and said Agreement is incorporated by reference herein as if set forth in full herein. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Agreement.

      All payments shall be applied, on a pro rata basis to the outstanding balance, first to interest and then to the unpaid principal of this Note. Borrower may prepay this Note in whole or in part at any time without penalty.

      Borrower waives diligence, demand, presentment for payment, notice of nonpayment, protest and notice of protest, and notice of any renewals or extensions of this Note, and agrees that the time for payment of this Note may be extended at Lender's sole discretion, without impairing its liability thereon. Any delay on the part of the Lender in exercising any right hereunder shall not operate as a waiver of any such right, and any waiver granted for one occasion shall not operate as a waiver in the event of any subsequent default.

      This Note shall bind the successors and assigns of the Borrower and shall inure to the benefit of the Lender, its successors and assigns.

      This Note shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the laws, rules or principles of such State, regarding conflicts of laws.

                                         OPTIONABLE, INC.




                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                   SCHEDULE I

Advances and Payments of Principal and Interest pursuant to a Promissory Note dated April 1, 2004, between Optionable, Inc. and [Kevin P. Cassidy][Edward J. O'Connor].

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                                                                                        Principal
                                                                                         Balance
                    Amount of Advance                               Amount          Remaining Unpaid     Amount of Interest
Date               Made This Date ($)      Interest Rate     of Principal Paid ($)         ($)           Paid This Date ($)
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
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